TRANSAMERICA VARIABLE ANNUITY O-SHARE

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated June 22, 2018

(for Applications signed on or after July 1, 2018)

to the

Prospectus dated May 1, 2018

Effective on or about July 1, 2018, the following subaccounts will be Designated Investment Options under Group A for the Retirement Income ChoiceSM 2.0 Rider for riders purchased on or after July 1, 2018:

American Funds – Asset Allocation FundSM – Class 2

Fidelity® VIP Balanced Portfolio – Service Class 2

Please note: In order for you to invest in these Designated Investment Options under the Retirement Income ChoiceSM 2.0 Rider, your application must be signed on July 1, 2018, or later.

This Supplement must be accompanied or preceded by the current Prospectus dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.